UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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SALT FUNDS TRUST

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Salt Low truBeta™ US Market ETF (LSLT)
a series of Salt Funds Trust
20 West 22nd Street, Suite 511
New York, NY 10010

November 4, 2019

Dear Shareholder:
I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Salt Low truBeta™ US Market ETF (the “Fund”), a series of Salt Funds Trust (the “Trust”). The Special Meeting is being held to seek shareholder approval of the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

PROPOSAL:
To approve the Agreement and Plan of Reorganization (the “Plan”) that was approved by the Board of Trustees of the Trust, which provides for the reorganization of the Fund into a newly formed series of ETF Series Solutions (“ESS”) with the same name (the “New Fund”) (the “Reorganization”).

Importantly, the Reorganization will not result in any material change in the way the Fund is managed or in its investment objective, policies, and strategies. The Fund’s fees and expenses will not be increased as a result of the Reorganization.
Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your vote. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.
The Board of Trustees of the Trust believes the Proposal is in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the proposal.
The Special Meeting is scheduled to be held at 1:00 p.m. Central Time on December 5, 2019, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on October 14, 2019, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
If you have any questions regarding the Proposal or Proxy Statement, please do not hesitate to call toll-free (800) 758-5880. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Alfred Eskandar
Chairman and President
Salt Funds Trust

Salt Low truBeta™ US Market ETF (LSLT)
a series of Salt Funds Trust
20 West 22nd Street, Suite 511
New York, NY 10010

NOTICE OF SPECIAL MEETING
to be held December 5, 2019

A special meeting of shareholders (the “Special Meeting”) of the Salt Low truBeta US Market ETF (the “Fund”), a series of Salt Funds Trust (the “Trust”), will be held on December 5, 2019, at 1:00 p.m. Central Time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Fund will be asked to act upon the following proposal:

PROPOSAL:
To approve the Agreement and Plan of Reorganization (the “Plan”) that was approved by the Board of Trustees of the Trust, which provides for the reorganization of the Fund into a newly formed series of ETF Series Solutions (“ESS”) with the same name (the “New Fund”) (the “Reorganization”).

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
The Trust’s Board of Trustees has fixed the close of business on October 14, 2019, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.
Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present, and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Alfred Eskandar
Chairman and President
Salt Funds Trust

November 4, 2019

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

Below is a brief overview of the matter being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on December 5, 2019. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposal (the “Proposal”), and keep it for future reference.
QUESTIONS AND ANSWERS
Q. Why are you sending me this information?
A. The attached document is a Proxy Statement for the Salt Low truBeta™ US Market ETF (the “Fund”), a series of Salt Funds Trust (the “Trust”). The purpose of this Proxy Statement is to solicit votes from shareholders of the Fund to approve the proposed reorganization of the Fund into a newly formed series of ETF Series Solutions (the “New Trust”) with the same name (the “Reorganization”), as described in the Agreement and Plan of Reorganization attached to the Proxy Statement (the “Plan”).
The Proxy Statement contains information that shareholders of the Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.
Q. What is the purpose of the Reorganization?
A. The primary purpose of the Reorganization is to consolidate the funds that are advised by Salt Financial, LLC (the “Adviser”) into the same organizational structure, which will subject the funds to oversight by the same board of trustees. Currently, the Adviser manages the Fund as a series of the Trust and also manages the Salt High truBeta US Market ETF (“SLT”) as a series of the New Trust. The Trust and the New Trust are each organized as a Delaware statutory trust, but are overseen by different boards of trustees. The Fund is the only series of the Trust, whereas SLT is one of approximately 50 operational series of the New Trust.
While the Adviser believes that the Board of Trustees of the Trust has served the Fund and its shareholders well, the Adviser believes that consolidating all of the funds managed by the Adviser into the New Trust may result in greater organizational efficiencies without any diminution in the level of services that are currently provided to the Fund. In addition, the Adviser anticipates that the New Trust will continue to grow in the future, which could lead to additional economies of scale, a greater ability to raise assets for the Adviser’s family of funds, and could reduce the long-term costs of the Fund. Because of these expected benefits, the Adviser has determined that the shareholders of the Fund could benefit from the Reorganization.
Q. How will the Reorganization work?
A. To reconstitute the Fund as a series of the New Trust, a substantially identical fund with the same name as the Fund, referred to as the “New Fund,” has been created as a new series of the New Trust. If shareholders of the Fund approve the Plan, the Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Fund’s liabilities. The Fund will then distribute the shares it receives from the New Fund to shareholders of the Fund.
Fund shareholders will become shareholders of the New Fund. Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Fund that he or she held immediately prior to the Reorganization. Immediately thereafter, the Fund will be liquidated.
Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about December 16, 2019.

Q. How will the Reorganization affect me as a shareholder?

A. If you are a shareholder of the Fund, you will become a shareholder of the New Fund, which will continue to be managed by the Adviser and have the same investment objective and strategies as the Fund. You will receive the same number of shares of the New Fund as you held in the Fund on the closing date of the Reorganization. The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

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Q. Who will manage the New Fund?

A. The Adviser will continue to be responsible for overseeing the management of the New Fund, and the Fund’s sub-adviser and its portfolio management team will continue to be responsible for the day-to-day portfolio management the New Fund.

Q. Will there be changes to the Board of Trustees and service providers for the New Fund?

A. The New Fund will operate under the supervision of a different Board of Trustees than the Fund. However, all other service providers of the Fund are expected to continue providing the same services to the New Fund.

Q. Will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

A. No, the Reorganization will not result in any change to the advisory fees payable to the Adviser by the New Fund as compared to the advisory fees currently incurred by the Fund or any change to any other fees or expenses of the Fund.
Under the New Fund’s Investment Advisory Agreement, in exchange for a single unitary management fee, the Adviser has agreed to pay all expenses incurred by the New Fund. For services provided to the New Fund, the New Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.29% of the New Fund’s average daily net assets, except as provided in the fee waiver and contribution arrangement described below.
Like for the Fund, the Adviser has contractually agreed to waive the New Fund’s full unitary management fee of 0.29% of the New Fund’s average daily net assets on the first $100 million in net assets until at least May 31, 2020 (the “Fee Waiver”) and to contribute to the New Fund’s assets an amount equal to an annual rate of 0.05% of the New Fund’s average daily net assets on the first $100 million in net assets (i.e., up to $50,000 per annum) until at least May 31, 2020 (the “Contribution”). The New Fund, like the Fund, will accrue the Contribution amount daily, and the Adviser will pay to the New Fund the accrued Contribution amount for a given month within fifteen days of the end of such month. The Adviser will not be permitted to recoup or recapture any portion of the Fee Waiver or Contribution at any time. The Fee Waiver and Contribution agreement: may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the New Trust, on behalf of the New Fund, upon sixty (60) days’ written notice to the Adviser or such shorter period as to which the parties may agree.
The Fund and New Fund have each adopted a Rule 12b-1 Distribution and Service Plan under which they may each bear a Rule 12b-1 fee not to exceed 0.25% per annum of their average daily net assets. However, no such fee is currently expected to be paid by the New Fund, and the Board of Trustees of the New Trust has not approved the commencement of any payments under the plan. Similarly, no such fee is currently being paid by the Fund, and the Trust has not approved the commencement of any payments under the plan.

Q. What are the tax consequences of the Reorganization?

A. The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. In general, the Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and its liabilities in exchange for shares of the New Fund or as a result of its liquidation and termination, and shareholders of the Fund will not recognize any gain or loss upon receipt of shares of the New Fund in connection with the Reorganization. Shareholders of the Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.
Q. What will happen if Fund shareholders do not approve the Reorganization?
A. The consummation of the Reorganization of the Fund into the New Fund is contingent on approval of the Plan by the shareholders of the Fund. Thus, if shareholders of the Fund do not approve the Plan, the Fund will not be reorganized into the New Fund and will remain as a series within the Trust. At that time, the Board of Trustees of the Trust will consider other options for the Fund, including a subsequent solicitation of shareholder approval of the Plan.
Q. Why do I need to vote?
A. Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses being borne by the Adviser. Your vote is very important to us regardless of the number of shares you own.

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Q. How does the Board recommend that I vote in connection with the Proposal?
A. The Board unanimously recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.
Q. Will my Fund pay for this proxy solicitation?
A. No. The Adviser will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q. How can I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Special Meeting as described in the Proxy Statement.
Q. How may I revoke my proxy?
A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.
Q. Where can I obtain additional information about this Proxy Statement?
A. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, AST Fund Solutions, at (800) 758-5880. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

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Salt Low truBeta™ US Market ETF (LSLT)
a series of Salt Funds Trust
20 West 22nd Street, Suite 511
New York, NY 10010
no
PROXY STATEMENT
November 4, 2019
This Proxy Statement is being furnished to the shareholders of the Salt Low truBeta™ US Market ETF (the “Fund”), a series of Salt Funds Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on December 5, 2019, at 1:00 p.m. Central Time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as October 14, 2019 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is November 8, 2019. The Special Meeting will be held to obtain shareholder approval for the following proposal (the “Proposal”):

PROPOSAL:
To approve the Agreement and Plan of Reorganization (the “Plan”) that was approved by the Board of Trustees of the Trust, which provides for the reorganization of the Fund into a newly formed series of ETF Series Solutions (“ESS” or the “New Trust”) with the same name (the “New Fund”) (the “Reorganization”).

Importantly, the Reorganization will not result in any material change in the way the Fund is managed or in its investment objective, policies, and strategies. The Fund’s fees and expenses will not be increased as a result of the Reorganization.
At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at 1-800-617-0004 or write to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.
Background. Currently, the Fund is the sole fund comprising the Salt Funds Trust. Salt Financial, LLC, the Fund’s investment adviser (the “Adviser”), manages both the Fund, as well as the Salt High truBeta™ US Market ETF, currently a series of ESS. The Adviser believes that consolidating the funds managed by the Adviser into the same trust may result in greater organizational efficiencies without any diminution in the level of services that are currently provided to the Fund. In addition, the Adviser anticipates that the Fund’s new trust will continue to grow in the future, which could lead to additional economies of scale, a greater ability to raise assets for the Adviser’s family of funds, and could reduce the long-term costs of the Fund. Because of these expected benefits, the Adviser has determined that the shareholders of the Fund could benefit from the Reorganization.
The Board believes the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Proposal.
PROPOSAL: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
You are being asked to consider a reorganization of the Fund. If approved by shareholders, the Fund will be reorganized into the New Fund, a substantially identical fund and a newly created series of the New Trust. The Reorganization will not materially change the name, investment objective, investment strategies, or investment policies of the Fund. The Fund’s investment adviser, sub-adviser, and portfolio managers will remain the same. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Fund shares with the same net asset value as is owned by the shareholder immediately prior to the Reorganization. The New Fund is expected to offer comparable shareholder services as the Fund. The fees and expenses of the Fund are not expected to increase as a result of the Reorganization. The New Fund will have different trustees than the Fund, and they will be responsible for overseeing the operations of the New Fund.
Pursuant to the Plan, the Reorganization will be accomplished as follows: (a) the Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Fund, and

(b) the Fund will distribute the New Fund’s shares to its shareholders. Following the Reorganization, the Fund will be dissolved. A form of the Plan is attached as Exhibit A.
The Board, including the Trustees who are not “interested persons” (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), considered the Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.
If the Plan is not approved by shareholders, then the Trustees of the Fund will consider other appropriate action, which may include a subsequent solicitation of shareholder approval for the Reorganization.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Fund dated May 11, 2019; and

•	Semi-Annual Report to Shareholders of the Fund, including financial statements for the fiscal period ended June 30, 2019.
The Fund has not yet completed its first fiscal year, and consequently, does not have an annual report with audited financial statements for the Fund. However, the most recent semi-annual report of the Fund, including unaudited financial statements, for the fiscal period ended June 30, 2019, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling 1-800-617-0004, and they will be sent to you within three business days by first class mail.
Reasons for the Reorganization. The Adviser has recommended that the Board consider and approve the Reorganization. The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Fund within the Trust. The Adviser has indicated that its ability to support and enhance the prospects for future success of the Fund will be served best through the New Trust. In particular, the Adviser currently manages the Salt High truBeta US Market ETF (“SLT”) as a series of the New Trust. The Fund is the only series of the Trust, whereas SLT is one of approximately 50 operational series of the New Trust.
While the Adviser believes that the Board of Trustees of the Trust has served the Fund and its shareholders well, the Adviser believes that consolidating all of the funds managed by the Adviser into the New Trust may result in greater organizational efficiencies without any diminution in the level of services that are currently provided to the Fund. The Adviser is also of the view that the New Fund and SLT may be marketed more easily as part of the same family of funds following the Reorganization. In addition, the Adviser anticipates that the New Trust will continue to grow in the future, which could lead to additional economies of scale, a greater ability to raise assets for the Adviser’s family of funds, and could reduce the long-term costs of the Fund. Because of these expected benefits, the Adviser has determined that the shareholders of the Fund could benefit from the Reorganization.
The Adviser noted, and the Board considered, that shareholders that did not wish to become part of the New Trust could sell their shares of the Fund prior to the Reorganization. In addition, the Board considered that the New Fund was designed to be basically a replica of the Fund, with materially identical investment objectives, policies, and strategies and that it will continue to be managed by the Adviser and by the same portfolio managers on behalf of the same sub-adviser. The Board noted that it is the expectation that the New Fund will experience no increase in fees and that the Adviser will be putting in place a fee waiver and contribution arrangement (described further below) identical to that of the Fund in conjunction with the Reorganization. The Board noted that the Adviser would be paying the costs of the Reorganization. The Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences for the Reorganization to the Fund or its shareholders, and that the Fund will receive a legal opinion to that effect prior to the Reorganization.
After consideration of these and other factors it deemed appropriate, the Board, including the Independent Trustees, unanimously approved the Plan and has recommended such Plan to the Fund’s shareholders for their approval. In approving the Reorganization, the Board determined that the Reorganization would be in the best interests of the Fund and its shareholders and that the interests of the Fund’s shareholders would not be diluted as a result of the Reorganization. The Board also considered that Fund and New Fund shareholder interests would not be diluted as a result of the Reorganization because the Reorganization will be effected on the basis of each Fund’s relative net asset value (“NAV”). Thus, shareholders of the Fund will receive a number of shares of the New Fund equal to the number of shares of the Fund held by them prior to the Reorganization.
Summary of the Plan. Below is a summary of the important terms of the Plan. This summary is qualified in its entirety by reference to the Form of Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.
Under the Plan, the Fund, a series of the Trust, will assign all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Fund shareholders in complete liquidation of the Fund so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date. Like the Trust, the New Trust is an open-end investment company registered with the SEC. If the Reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are substantially identical to those of the Fund. In addition, the Adviser to the Fund will continue to serve as the investment adviser to the New Fund. However, there are some differences between the Fund and the New Fund. No members of the Board will serve on the Board of Trustees of the New Trust (the “ESS Board”). If approved, the Reorganization is expected to close immediately prior to 9:30 a.m. Eastern Time on or about December 16, 2019, although the date may be adjusted in accordance with the Reorganization Plan.
The Reorganization is subject to a number of conditions set forth in the Plan. Certain of these conditions may be waived by the Board or ESS Board. The significant conditions include approval of the Plan by shareholders of the Fund and the receipt of an opinion of counsel that the Reorganization should be considered a tax-free exchange for federal income tax purposes (neither of which may be waived). The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Fund, by the Board. In addition, the Plan may be amended upon mutual agreement.

COMPARISON OF THE FUND AND THE NEW FUND
Investment Objective
The New Fund will have the same investment objective and substantially identical investment limitations and restrictions, as well as principal investment strategies and risks as the Fund.
Fees and Expenses
The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Fund’s prospectus, dated May 11, 2019, and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s shares as compared to the shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund
Management Fees	0.29%	0.29%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses[1]	0.00%	0.00%
Total Annual Fund Operating Expenses	0.29%	0.29%
Fee Waiver[2]	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver	0.00%	0.00%
1 Estimated for the current fiscal year.
2 The Adviser has agreed to waive the Fund’s and New Fund’s full unitary management fee of 0.29% on the first $100 million in net assets until at least May 31, 2020. This agreement may be terminated only by, or with the consent of, the applicable Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Fund	$0	$64
New Fund	$0	$64
Comparative Information on Buying and Selling Shares
The Fund and New Fund have substantially identical policies for buying and selling shares of the applicable fund. Shares of the New Fund will be listed on the Cboe BZX Exchange, Inc. (the “Exchange”), and most investors will buy and sell shares of the New Fund through brokers at market prices, rather than net asset value (“NAV”). Because shares of the New Fund will trade at market prices rather than NAV, shares of the New Fund may trade at a price greater than NAV (premium) or less than NAV (discount). The New Fund will issue and redeem its shares at NAV only in large blocks known as “Creation Units,” which only authorized participants (typically, broker-dealers) may purchase or redeem. Creation Units will generally consist of 25,000 shares of the New Fund, though this may change from time to time. The New Fund will generally issue and redeem Creation Units in exchange for a portfolio of securities closely approximating the holdings of the New Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Dividends and Distributions
Like the Fund, the New Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Also like the Fund, the New Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares of the New Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Fiscal Year End
The Fund currently operates on a fiscal year ending December 31st. Following the Reorganization, the New Fund will also operate on a fiscal year ending December 31st.
Comparative Information about the Trust and New Trust
The Trust is organized as a Delaware statutory trust under an Amended and Restated Declaration of Trust and Amended and Restated By-Laws (the “Governing Documents”). The New Trust is also organized as a Delaware statutory trust under a Declaration of Trust and Amended and Restated By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and New Trust.
The Investment Adviser
Salt Financial LLC, a limited liability company located at 20 West 22nd Street, Suite 511, New York, NY 10010, serves as the investment adviser to the Fund and the New Fund. The New Fund’s investment advisory agreement will be substantially identical to the Fund’s existing agreement, which is summarized below. Under the Fund’s Investment Advisory Agreement and the New Fund’s Investment Advisory Agreement (each, an “Advisory Agreement”), the applicable fund pays the Adviser a unified management fee, which is calculated daily and paid monthly at an annual rate of 0.29%.
With respect to both the Fund and the New Fund, the Adviser provides advice on buying and selling securities. The Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the applicable fund’s Board of Trustees. Under each Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, securities lending, distribution, and other related services necessary for the fund to operate. The Adviser administers each fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser has contractually agreed to waive each fund’s full unitary management fee of 0.29% of such fund’s average daily net assets on the first $100 million in net assets until at least May 31, 2020 (the “Fee Waiver”) and to contribute to the fund’s assets an amount equal to an annual rate of 0.05% of such fund’s average daily net assets on the first $100 million in net assets (i.e., up to $50,000 per annum) until at least May 31, 2020 (the “Contribution”). Each of the Fund and New Fund will accrue the Contribution amount daily, and the Adviser will pay to the applicable fund the accrued Contribution amount for a given month within fifteen days of the end of such month. The Adviser will not be permitted to recoup or recapture any portion of the Fee Waiver or Contribution at any time. The Fee Waiver and Contribution agreement: may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the applicable trust, on behalf of the applicable fund, upon sixty (60) days’ written notice to the Adviser or such shorter period as to which the parties may agree; may not be terminated by the Adviser without the consent of the Board of Trustees of the applicable trust; and will automatically terminate if the Advisory Agreement is terminated, with such termination effective upon the effective date of the Advisory Agreement’s termination.
Under each Advisory Agreement, the Adviser may delegate certain of its duties, responsibilities, and obligations, at the Adviser’s expense, to one or more sub-advisers, subject to approval by the applicable Board of Trustees and shareholders of the applicable fund to the extent required by the 1940 Act.
A discussion regarding the basis for the ESS Board’s approval of the New Fund’s Advisory Agreement will be available in the New Fund’s Annual Report to Shareholders for the period ended December 31, 2019.
Investment Sub-Adviser
Penserra Capital Management LLC (the “Sub-Adviser”), 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as investment sub-adviser to the Fund and New Fund. The Sub-Adviser is owned and controlled by George Madrigal and Dustin Lewellyn.
Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund and New Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the underlying index, subject to the supervision of the Adviser and the applicable Board of Trustees. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of the Fund’s and New Fund’s, as applicable, average daily net assets of 0.05% on the first $100 million, 0.04% on the next $400 million, 0.03% on the next $500 million, and 0.02% on assets in excess of $1 billion, all subject to a minimum annual fee of $18,000.
The Sub-Advisory Agreement with respect to the New Fund will continue in force for an initial period of two years after the date of its effectiveness. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to the New Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of ESS or the Adviser; and (2) by the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding New Fund shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement, and is terminable at any time without penalty (i) by the Board of Trustees or, with respect to the New Fund, by a majority of the outstanding New Fund shares, on 60 days’ written notice to the Sub-Adviser, (ii) by the Sub-Adviser on 60 days’ written notice to the Adviser and ESS, or (iii) by the Adviser immediately upon notice to the Sub-Adviser. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to ESS or its shareholders by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Portfolio Managers
The portfolio managers for the Fund will continue serving as such to the New Fund. The Fund is managed by Dustin Lewellyn, CFA, Chief Investment Officer of the Sub-Adviser, Ernesto Tong, CFA, Managing Director of the Sub-Adviser, and Anand Desai, Associate of the Sub-Adviser. For more detailed information on the portfolio managers’ compensation information, other accounts managed, and ownership of shares of the Fund, see the Fund’s SAI.

EXPENSES OF THE REORGANIZATION

The Adviser will assume the expenses associated with the transactions contemplated by the Reorganization, which are currently estimated to be approximately $30,000.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will have the same day-to-day operational service providers as the Fund.

Service Provider	Fund	New Fund
Transfer Agent, Fund Administrator and Index Receipt Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Distributor	Compass Distributors, LLC Three Canal Plaza, 3rd Floor Portland, Maine 04101	Compass Distributors, LLC Three Canal Plaza, 3rd Floor Portland, Maine 04101
Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, DC 20004-2541	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, DC 20004-2541

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS
In connection with the Reorganization, the operations of the New Fund will be overseen by the ESS Board in a substantially similar manner as the Fund is overseen by the Trust’s Board. The business of ESS is managed under the direction of the ESS Board in accordance with the ESS Governing Documents, which have been filed with the SEC. The ESS Board consists of four individuals, three of whom are Independent Trustees. Pursuant to the Governing Documents of ESS, the Trustees shall elect officers including a President, a Secretary, and a Treasurer.

The ESS Board also retains the power to conduct, operate, and carry on the business of ESS and has the power to incur and pay any expenses, which, in the opinion of the ESS Board, are necessary or incidental to carry out any of ESS’s purposes. The ESS Board, officers, employees, and agents of ESS, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Following is a list of the members of the ESS Board and executive officers of ESS and their principal occupations over the last five years.

BOARD OF TRUSTEES OF ESS

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	50	Independent Trustee, Managed Portfolio Series (38 portfolios).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	50	Independent Trustee, Managed Portfolio Series (38 portfolios).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	50	Independent Trustee, PPM Funds (9 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	50	None

OFFICERS OF THE NEW TRUST

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2014); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-14).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (since 2012); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Vice President, U.S. Bancorp Fund Services, LLC (2014–2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Brett M. Wickmann Born: 1982	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Assistant Vice President (since 2016); Officer, U.S. Bancorp Fund Services, LLC (2012-2016).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014-2019).
Each Trustee was nominated to serve on the ESS Board based on his particular experiences, qualifications, attributes and skills. Generally, ESS believes that each Trustee is competent to serve because of his individual overall merits including: (1) experience, (2) qualifications, (3) attributes, and (4) skills.
Individual Trustee Qualifications. ESS has concluded that each of the Trustees should serve on the ESS Board because of their ability to review and understand information about the New Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the New Fund, and to exercise their business judgment in a manner that serves the best interests of the New Fund’s shareholders. ESS has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
ESS has concluded that Mr. Rush should serve as a Trustee because of his substantial industry experience, including serving in several different senior executive roles at various global financial services firms, and the experience he has gained as serving as trustee of another investment company trust since 2011. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the New Trust.
ESS has concluded that Mr. Massart should serve as a Trustee because of his substantial industry experience, including over two decades working with high net worth individuals, families, trusts, and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers, and manage complex client relationships, and the experience he has gained as serving as trustee of another investment company trust since 2011. He is currently the President and Chief Investment Strategist of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.
ESS has concluded that Ms. Olsen should serve as a Trustee because of her substantial industry experience, including over a decade serving as a senior executive of an investment management firm and a related public company, and the experience she has gained by serving as an executive officer of another investment company from 2001 to 2012. Ms. Olsen most recently served as Managing Director and General Counsel of Artisan Partners Limited Partnership, a registered investment adviser serving primarily investment companies and institutional investors, and several affiliated entities, including its general partner, Artisan Partners Asset Management Inc. (NYSE: APAM), and as an executive officer of Artisan Funds Inc.
ESS has concluded that Mr. Castino should serve as Trustee because of the experience he gained as Chairman of ESS since 2013, as a senior officer of U.S. Bancorp Fund Services, LLC since 2012, and in his past roles with investment management firms and indexing firms involved with ETFs, as well as his experience in and knowledge of the financial services industry.
In its periodic assessment of the effectiveness of the ESS Board, the ESS Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the ESS Board’s overall composition so that the ESS Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the New Fund. The ESS Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to ESS.
The ESS Board oversees ESS and certain aspects of the services provided by the Adviser and the other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of ESS serves at the pleasure of the ESS Board and until their successors have been duly elected and qualified.
ESS’s Audit Committee is composed of each of the Independent Trustees of the ESS. The Audit Committee operates under a written charter approved by the ESS Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as a fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by a fund’s independent registered public accounting firm to ESS and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of ESS’s Administrator that are material to ESS as a whole, if any, and management’s responses to any such reports; reviewing the New Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and ESS’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the ESS’s internal financial controls; reviewing, in consultation with the New Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. During the fiscal year ended December 31, 2018, the Audit Committee met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for ESS for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by ESS, or by any officer, director, employee, or agent of ESS, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating Committee. The ESS Board has a standing Nominating Committee that is composed of each of the Independent Trustees of ESS. The Nominating Committee operates under a written charter approved by the ESS Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the ESS Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. During the fiscal year ended December 31, 2018, the Nominating Committee did not meet.
Valuation Committee. The ESS Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of ESS. Although the Valuation Committee is not a committee of the ESS Board (i.e., no Trustee is a member of the Valuation Committee), the Valuation Committee’s membership is appointed by the ESS Board and its charter and applicable procedures are approved by the ESS Board. The function of the Valuation Committee is to value securities held by any series of ESS for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the ESS Board. The Valuation Committee meets as necessary.
Board Compensation. The Independent Trustees each receive an annual trustee fee of $140,000 for attendance at the four regularly scheduled quarterly meetings and one annual meeting, if necessary, and receive additional compensation for each additional meeting attended of $2,000, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Lead Independent Trustee receives an additional annual fee of $10,000. The Chairman of the Audit Committee receives an additional annual fee of $8,000. The Trust has no pension or retirement plan.
The following table shows the compensation expected to be earned by each Trustee for the New Fund’s fiscal year ending December 31, 2019. Independent Trustee fees are paid by the adviser to each series of ESS and not by the New Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Michael A. Castino	$0	$0
Independent Trustees
David A. Massart	$0	$140,000
Leonard M. Rush, CPA	$0	$158,000
Janet Olsen	$0	$140,000
FEDERAL INCOME TAX CONSEQUENCES
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code or stock in passive foreign investment companies, as defined in Section 1297(a) of the Code), nor should a gain or loss be recognized by the shareholders of the Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in the Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
The forgoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER BUSINESS
Additional Information about the Trust. No Trustee or officer of ESS currently holds any position with any investment adviser or sub-adviser to ESS.
Record Date/Shareholders Entitled to Vote. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the applicable Fund, including the Proposal.
Shareholders of the Fund at the close of business on October 14, 2019, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the Salt Low truBeta™ US Market ETF had 275,000 common shares issued and outstanding.
Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free (800) 758-5880. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received for the Fund by the date of the Special Meeting, the Special Meeting may be adjourned, once or more, by the chairman of the Special Meeting to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.
Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Amended and Restated Declaration of Trust, a quorum is constituted by the presence in person or by proxy of at least thirty percent (30%) of the outstanding shares of the Fund entitled to vote at the Special Meeting.
Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting may adjourn the Special Meeting with respect to the Proposal and the Fund to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust and/or AST Fund Solutions, a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.
Other Information. The Fund’s distributor is Compass Distributors, LLC, Three Canal Plaza, 3rd Floor, Portland, Maine 04101. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.
Share Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.
To the knowledge of the Trust’s management, as of the close of business on October 14, 2019, the officers and Trustees of the Trust, as a group, beneficially owned 27.22% of the Fund’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on October 14, 2019, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

Name and Address	Number of Shares	% Ownership	Type of Ownership
Alfred Eskandar c/o Salt Funds Trust 20 West 22nd Street, Suite 511 New York, NY 10010	66,142	24.05%	Beneficial
J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, New York 11245	129,892	47.23%	Record
Janney Montgomery Scott LLC c/o Mediant Communications Inc. 200 Regency Forest Drive Cary, North Carolina 27518	39,768	14.46%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	19,544	7.11%	Record
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	17,590	6.40%	Record
Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.

GENERAL INFORMATION
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Amended and Restated Declaration of Trust and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (800) 758-5880. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Fund, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at proxyonline.com/ docs/salt2019.pdf. You may request a copy by mail (Salt Financial ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at (800) 758-5880. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [ ] day of [ ], 2019 by and among (i) Salt Funds Trust (“SFT”), on behalf of its series, the Salt Low truBeta US Market ETF (the “Existing Fund”), (ii) ETF Series Solutions (“ESS”), on behalf of its series of the same name (the “Acquiring Fund”), and (iii) solely for the purposes of Section 9.1 of this Agreement, Salt Financial, LLC, the investment adviser to the Acquiring Fund.
WHEREAS, the parties hereto intend for the Acquiring Fund and the Existing Fund to enter into a transaction pursuant to which: (i) the Existing Fund will transfer all of its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of certain of the Existing Fund’s liabilities as described herein, and (b) shares of the Acquiring Fund of equal value to the net assets of the Existing Fund being acquired, and (ii) the Existing Fund will distribute the shares of the Acquiring Fund to Shareholders of the Existing Fund, in connection with the liquidation and termination of the Existing Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”);
WHEREAS, the Existing Fund and the Acquiring Fund are open-end, registered investment companies of the management type; and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION
1.1. Plan of Transaction
(a)Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Existing Fund agrees to transfer to the Acquiring Fund all of the Existing Fund’s assets as set forth in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Existing Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Existing Fund’s assets net of any liabilities assumed by the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a); and (ii) to assume all of the liabilities of the Existing Fund (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)). Acquiring Fund Shares shall be delivered to the Existing Fund in Creation Unit aggregations only, meaning, for purposes of the Reorganization only, specified blocks of 25,000 Acquiring Fund Shares (each a “Creation Unit Aggregation”).
The Existing Fund will distribute the Acquiring Fund Shares received by the Existing Fund pro rata to the Existing Fund’s shareholders of record determined as of the Closing (as defined in this Section 1.1(a)) (the “Existing Fund Shareholders”). All Acquiring Fund Shares delivered to the Existing Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).
(b)The assets of the Existing Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims (whether absolute, contingent, known or unknown, accrued or unaccrued, and including, without limitation, any interest in pending or future legal claims in connection with past or present holdings, whether in the form of class action claims, opt-out, or other direct litigation claims or regulator or government established investor recovery funds claims and any and all resulting recoveries), dividends or interest or other receivables that are owned by the Existing Fund, copies of all books and records of the Existing Fund on the Closing Date, and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Existing Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of

America (“GAAP”) applied consistently with those of the Existing Fund’s most recent audited statement of assets and liabilities, if any. The Assets of the Existing Fund shall be delivered free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof.
(c)Any regulatory reporting responsibility of the Existing Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Existing Fund up to and including the Closing Date, as defined in Section 3.1, and such later date on which the Existing Fund is terminated. For the avoidance of doubt, the Existing Fund shall be responsible for (i) preparing and filing the Existing Fund’s Form N-CSR (including the annual report to shareholders) for the fiscal year ended December 31, 2019, solely if the Closing Date is after December 31, 2019, (ii) delivering the Existing Fund’s annual report to shareholders for such fiscal year, solely if the Closing Date is after December 31, 2019, and (iii) preparing and filing the Existing Fund’s Form N-PX for the period July 1, 2019 through the Closing Date.
(d)Immediately after the transfer of Assets provided for in Section 1.1(a), the Existing Fund will distribute to the Existing Fund Shareholders determined as of the Closing, on a pro rata basis, the Acquiring Fund Shares received by the Existing Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Existing Fund (“Existing Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Existing Fund then credited to the account of the Existing Fund on the books of the Acquiring Fund in the names of the Existing Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.
(e)Prior to the Closing, the Acquiring Fund will issue one share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Salt Financial, LLC or one of its affiliates (the “Sole Shareholder”) in exchange for a nominal amount for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Share.

2.	VALUATION
2.1. With respect to the Reorganization:
(a)The value of the Assets and the liabilities of the Existing Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of SFT.
(b)The net asset value of an Acquiring Fund Share shall be the net asset value per share as determined by the Board of Trustees of ESS.
(c)All computations of value hereunder shall be made by or under the direction of the Acquiring Fund’s pricing agent.

3.	CLOSING AND CLOSING DATE
3.1. The Closing of the transactions contemplated by this Agreement shall be at 9:30 a.m. Eastern time on December 16, 2019, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE, on the Closing Date, unless otherwise agreed to by the parties.
3.2. With respect to the Reorganization:
(a)The Existing Fund shall cause U.S. Bank National Association, the custodian for the Existing Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the Acquiring Fund, immediately prior to the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Existing Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Existing Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date (unless the custodian for the Existing Fund is also the custodian for the Acquiring Fund) and transferred and delivered by the Existing Fund as of the Closing by the Existing Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Existing Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (“1940 Act”), shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Existing Fund shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for the Existing Fund is also the custodian for the Acquiring Fund). If the Existing Fund is unable to make such delivery as of the Closing in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing have not yet been delivered to the Existing Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Existing Fund has, by the Closing, delivered to the Acquiring Fund or the Acquiring Fund’s custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund’s custodian, such as brokers’ confirmation slips.
(b)The Existing Fund shall cause U.S. Bancorp Fund Services, LLC., the transfer agent for the Existing Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Existing Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Existing Fund Shares owned by the Existing Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Existing Fund that such Acquiring Fund Shares have been credited to the Existing Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonable request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds as of the Closing.
(c)In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Existing Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either party to this Agreement, accurate appraisal of the value of the Existing Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES
4.1. SFT, on behalf of itself or, where applicable, the Existing Fund, represents and warrants to ESS and the Acquiring Fund as follows:
(a)SFT is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Amended and Restated Declaration of Trust of SFT to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Existing Fund, to carry out the Agreement. The Existing Fund is a separate series of SFT duly designated in accordance with the applicable provisions of SFT’s Amended and Restated Declaration of Trust. SFT and the Existing Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on SFT or the Existing Fund. The Existing Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Existing Fund;

(b)SFT is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Existing Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of SFT, threatened;
(c)No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Existing Fund and SFT of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;
(d)The Existing Fund is not, and the execution, delivery and performance of this Agreement by the Existing Fund will not result (i) in violation of Delaware law or of SFT’s Amended and Restated Declaration of Trust or By-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Existing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Existing Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Existing Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Existing Fund;
(e)Except as otherwise disclosed to and accepted, in writing by or on behalf of the Acquiring Fund, all material contracts or other commitments (other than this Agreement), including without limitation the contracts set forth in Schedule 7.1(h), will be terminated with respect to the Existing Fund at or prior to the Closing without liability to the Existing Fund and such termination shall not result in the acceleration of any obligations of the Existing Fund on or prior to the Closing.
(f)The current prospectus and statement of additional information of the Existing Fund and each prospectus and statement of additional information of the Existing Fund used at all times between the commencement of operations of the Existing Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(g)The Existing Fund is in compliance in all material respects with, and since its inception on March 12, 2019 through the date of this Agreement has been in compliance in all materials respects with, the investment policies and restrictions set forth in the Existing Fund’s then applicable prospectus and statement of additional information;
(h)The Existing Fund is in compliance in all material respects with, and since its inception on March 12, 2019 through the date of this Agreement has been in compliance in all materials respects with, the requirements of the 1933 Act, 1934 Act, and the 1940 Act and all rules and regulations under each of the foregoing, and state securities laws and regulations;
(i)The Existing Fund is in compliance in all material respects with, and since its inception on March 12, 2019 through the date of this Agreement has been in compliance in all materials respects with, its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act including without limitation the valuation policies and procedures of SFT, and during the twelve-month period preceding the date of this Agreement (or since the Existing Fund’s inception, if shorter), there have been no material miscalculations of the net asset value of the Existing Fund or the net asset value per share of the Existing Fund that have not been remedied or will not be remedied prior to the Closing in accordance with industry practices and the policies of SFT;
(j)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Existing Fund will as of the Closing have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(k)The financial statements of the Existing Fund for the Existing Fund’s most recently completed fiscal year, if any, have been (or, if such fiscal year-end is within the last sixty (60) days, will be) audited by the independent registered public accounting firm identified in the Existing Fund’s prospectus or statement of additional information included in the Existing Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Existing Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Existing Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Existing Fund has been disclosed or is required to be disclosed in the Existing Fund’s reports on Form N-CSR and, to the knowledge of the Existing Fund, no such disclosure will be required as of the Closing;
(l)Since the last day of the Existing Fund’s most recently completed fiscal year, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;
(m)(i) For each taxable year of its operation (including that portion of such taxable year ending on the Closing Date), the Existing Fund has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met and will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Existing Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Existing Fund.
(ii) All federal, state, local, and foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Existing Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (taking into account any permitted extensions) and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes of the Existing Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made by the Existing Fund for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in paragraph (i) above are properly reflected on such financial statements.
(iii) There are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Existing Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Existing Fund, in any other manner with respect to the Existing Fund.
(iv) No Taxing Authority with which the Existing Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Existing Fund, in any other manner that such Existing Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Existing Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Existing Fund, in any other manner that the Existing Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Existing Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Existing Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Existing Fund pays Taxes and/or files Tax Returns and (B) all federal, state, and local income and franchise Tax Returns filed by, or on behalf of, the Existing Fund, and each such disclosure schedule is accurate and complete;
As used in this Agreement:
“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non- governmental self-regulatory organization.
“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.
“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.
“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;
(n)All issued and outstanding shares of the Existing Fund are duly authorized and validly issued and outstanding, fully paid and non-assessable by SFT and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Existing Fund;
(o)The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of SFT, on behalf of the Existing Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Existing Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(p)The books and records of the Existing Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Existing Fund;
(q)The Existing Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(r)The Existing Fund has no unamortized or unpaid organizational fees or expenses;
(s)The information to be furnished by the Existing Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(t)The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to SFT and the Existing Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with the information that was furnished by ESS on behalf of the Acquiring Fund for use therein; and
(u)There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Existing Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Existing Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.
4.2. ESS, on behalf of itself or, where applicable, the Acquiring Fund represents and warrants to SFT and the Existing Fund as follows:
(a)ESS is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under ESS’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of ESS duly designated in accordance with the applicable provisions of ESS's Agreement and Declaration of Trust. ESS and the Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on ESS or the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;
(b)ESS is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of ESS, threatened;
(c)No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and ESS of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;
(d)The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Delaware law or of ESS's Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;
(e)The Acquiring Fund is, and will be at the time of Closing, a new series of ESS formed for the purpose of receiving the assets and assuming the liabilities of the Existing Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of ESS prior to its commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in Section 1.1(f) above. The Initial Share will be redeemed and cancelled prior to the Closing;
(f)By the Closing, ESS's Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;
(g)The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of ESS, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(h)The shares of the Acquiring Fund to be issued and delivered to the Existing Fund, for the account of the Existing Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Existing Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by ESS;
(i)The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year;
(j)The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;
(k)The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;
(m)The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
(n)At the Closing, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(o)The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to ESS and the Acquiring Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Existing Fund for use therein; and
(p)There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

5.	COVENANTS OF THE ACQUIRING FUND AND THE EXISTING FUND
5.1. With respect to the Reorganization:
(a)The Existing Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Existing Fund in the ordinary course in all material respects. Prior to the Closing, the Acquiring Fund will carry on no business activities, other than as are necessary in connection with the organization of a new series of an investment company prior to its commencement of operations.
(b)SFT will call a meeting of the Existing Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
(c)In connection with the meeting of the Existing Fund shareholders referred to in Section 5.1(b) above, the Existing Fund will provide the Acquiring Fund with information regarding the Existing Fund, and the Acquiring Fund will provide the Existing Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Prospectus/Proxy Statement on Form N-14 (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. ESS will file the Proxy Statement with the Commission.
(d)The Existing Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
(e)The Existing Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Existing Fund’s shares.
(f)If requested by the Acquiring Fund, SFT, on behalf of the Existing Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Existing Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Existing Fund with respect to each shareholder, for all of the shareholders of record of the Existing Fund as of the Closing, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Existing Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Existing Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10- 25 (formerly FIN 48) workpapers and supporting statements pertaining to the Existing Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.
(g)Subject to the provisions of this Agreement, the Acquiring Fund and the Existing Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(h)Promptly after the Closing, the Existing Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.
(i)If requested by the Acquiring Fund, SFT, on behalf of the Existing Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Existing Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this paragraph shall be provided within such timeframes as is mutually agreed by the parties.
(j)It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.
(k)Any reporting responsibility of the Existing Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state or local Taxing Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Existing Fund, except as otherwise is mutually agreed by the parties.
(l)If requested by the Acquiring Fund, SFT, on behalf of the Existing Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Existing Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Existing Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Taxing Authority and (b) legal opinions.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EXISTING FUND
6.1. With respect to the Reorganization, the obligations of SFT, on behalf of the Existing Fund, to consummate the transactions provided for herein shall be subject, at the Existing Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing, and, in addition thereto, the following conditions:
(a)All representations and warranties of the Acquiring Fund and ESS contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;
(b)ESS shall have delivered to SFT as of the Closing a certificate executed in its name by its President and Treasurer, in form and substance reasonably satisfactory to SFT and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement;
(c)ESS and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ESS and the Acquiring Fund, on or before the Closing, unless waived pursuant to the terms hereof;
(d)A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Following the Reorganization, a “Creation Unit” shall consist of 50,000 Acquiring Fund Shares; and
(e)The Existing Fund shall have received at the Closing an opinion of Morgan, Lewis & Bockius LLP, counsel to ESS, in a form reasonably satisfactory to the Existing Fund, and dated as of the Closing Date, to the effect that:
(i) the Agreement has been duly authorized, executed and delivered by ESS, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by SFT, on behalf of the Existing Fund, is a valid and binding obligation of ESS, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms; and
(ii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1. With respect to the Reorganization, the obligations of ESS, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Existing Fund of all of the obligations to be performed by it hereunder on or before the Closing and, in addition thereto, the following conditions:
(a)All representations and warranties of SFT and the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;
(b)The Existing Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Existing Fund;
(c)SFT shall have delivered to ESS as of the Closing a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to ESS and dated as of the Closing, to the effect that the representations and warranties of or with respect to the Existing Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(d)If requested by Acquiring Fund, SFT, on behalf of the Existing Fund, shall have delivered to ESS (i) a statement of the Existing Fund’s Assets, together with a list of portfolio securities of the Existing Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of SFT, (ii) the Existing Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Existing Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);
(e)U.S. Bank National Association, the Existing Fund’s custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;
(f)U.S. Bancorp Fund Services, LLC, the Existing Fund’s transfer agent, shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;
(g)SFT and the Existing Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by SFT and the Existing Fund, on or before the Closing;

(h)The Acquiring Fund shall have received evidence that the contracts set forth on Schedule 7.1(h) shall have been terminated with respect to the Existing Fund.
(i)The Acquiring Fund shall have received at the Closing an opinion of Morgan, Lewis & Bockius LLP, counsel to SFT, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:
(i) the Agreement has been duly authorized, executed and delivered by SFT, on behalf of the Existing Fund, and, assuming due authorization, execution and delivery of the Agreement by ESS, on behalf of the Acquiring Fund, is a valid and binding obligation of SFT, on behalf of the Existing Fund, enforceable against SFT and the Existing Fund in accordance with its terms; and
(ii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by SFT or the Existing Fund of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE EXISTING FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing with respect to the Existing Fund or the Acquiring Fund, SFT or ESS, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Existing Fund in accordance with the provisions of SFT’s Amended and Restated Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Existing Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;
8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to SFT’s or ESS’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;
8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Existing Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Existing Fund, provided that either party hereto may for itself waive any of such conditions;
8.4. SFT and ESS shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Acquiring Fund and the Existing Fund substantially to the effect that with respect to the Existing Fund and the Acquiring Fund for federal income tax purposes:
(i) the acquisition by the Acquiring Fund of all of the assets of the Existing Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Existing Fund, followed by the distribution by the Existing Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Existing Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Existing Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Existing Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii) no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Existing Fund in exchange solely for the assumption of all of the liabilities of the Existing Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;
(iv) no gain or loss will be recognized by the Existing Fund upon the distribution of Acquiring Fund Shares to shareholders of the Existing Fund in complete liquidation (in pursuance of the Agreement) of the Existing Fund pursuant to Section 361(c)(1) of the Code;
(v) the tax basis of the assets of the Existing Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Existing Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Existing Fund on the transfer pursuant to Section 362(b) of the Code;
(vi) the holding periods of the assets of the Existing Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Existing Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset;
(vii) no gain or loss will be recognized by the shareholders of the Existing Fund upon the exchange of all of their shares of beneficial interest of the Existing Fund for Acquiring Fund Shares pursuant to Section 354(a) of the Code;
(viii) the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Existing Fund will be the same as the aggregate tax basis of the Existing Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;
(ix) the holding period of the Acquiring Fund Shares received by a shareholder of the Existing Fund will include the holding period of the Existing Fund Shares exchanged therefor, provided that the shareholder held the Existing Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code;
(x) the Acquiring Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code;
(xi) The consummation of the Reorganization will not terminate the taxable year of the Existing Fund. The part of the taxable year of the Existing Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Existing Fund, the Acquiring Fund or any shareholder of the Existing Fund with respect to any (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Existing Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Existing Fund may waive the conditions set forth in this Section 8.4.

9.	FEES AND EXPENSES; INDEMNIFICATION
9.1. Salt Financial, LLC or an affiliate of Salt Financial, LLC will bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but shall not be limited to, costs associated with organizing the Acquiring Fund, preparation, printing and distribution of the Proxy Statement for the Reorganization, legal fees, accounting fees, and expenses of soliciting Existing Fund shareholders and holding meetings of the Existing Fund shareholders (and adjournments thereof). For the avoidance of doubt, neither the Acquiring Fund nor the Existing Fund will bear the expenses relating to the Reorganization.

9.2.    ESS, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless SFT and the members of SFT’s Board of Trustees and SFT’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which SFT and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by ESS, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ESS or the members of ESS’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by ESS is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.
9.3.    SFT, out of the Existing Fund’s assets and property (including any amounts paid to the Existing Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless ESS and the members of ESS’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which ESS and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by SFT, on behalf of the Existing Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by SFT or the members of SFT’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by SFT is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. For the avoidance of doubt, any losses, claims, damages, liabilities or expenses arising hereunder will not constitute liabilities of the Existing Fund for purposes of Section 1.1(a) and thus, would not be eligible to be assumed by the Acquiring Fund.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
10.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.	AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Existing Fund or the Acquiring Fund as provided in SFT’s Amended and Restated Declaration of Trust or ESS’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
[Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Existing Fund.

SALT FUNDS TRUST,
on behalf of its series the Salt Low truBeta US Market ETF

By:
Name:
Title:

ETF SERIES SOLUTIONS,
on behalf of its series the Salt Low truBeta US Market ETF

By:
Name:
Title:

Salt Financial, LLC
solely for the purposes of Section 9.1 of this Agreement

By:
Name:
Title:

Schedule 7.1(h)

1.	Investment Advisory Agreement between SFT and Salt Financial, LLC, dated February 25, 2019.

2.	Distribution Agreement between SFT and Compass Distributors, LLC, dated February 25, 2019.

3.	Custodian Agreement between SFT and U.S. Bank National Association, dated February 13, 2019.

4.	Transfer Agent Agreement between SFT and U.S. Bancorp Fund Services, LLC, dated February 13, 2019.

5.	Fund Administration Agreement between SFT and U.S. Bancorp Fund Services, LLC, dated February 13, 2019.

6.	Fund Accounting Agreement between SFT and U.S. Bancorp Fund Services, LLC, dated February 13, 2019.

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free (800) 758-5880 to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]

Salt Low truBeta™ US Market ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON December 5, 2019

The undersigned hereby appoints each of Alfred Eskandar and Anthony Barchetto as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1:00 p.m. Central Time, on December 5, 2019 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 758-5880. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 5, 2019. The proxy statement for this meeting is available at: proxyonline.com/ docs/salt2019.pdf.

Salt Low truBeta™ US Market ETF     PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE) DATE ________________________________________________________SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of Salt Funds Trust (the “Trust”), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1.
To reorganize the Fund from a series of the Salt Funds Trust to a series of ETF Series Solutions (the “Reorganization”). The Reorganization is not expected to result in any material change in the way the Fund is managed or in its investment objective, policies, and strategies. The Fund’s fees and expenses will not be increased as a result of the Reorganization.
	○	○	○
THANK YOU FOR VOTING